================================================================================



                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

         DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) JUNE 10, 2002


                  OCCIDENTAL PETROLEUM CORPORATION SAVINGS PLAN
            (INCLUDING BY MERGER THE OCCIDENTAL CHEMICAL CORPORATION
        SAVINGS AND INVESTMENT PLAN AND THE OXY VINYLS, LP SAVINGS PLAN)
             (Exact name of registrant as specified in its charter)


             DELAWARE                    1-9210                95-4035997
   (State or other jurisdiction       (Commission           (I.R.S. Employer
         of incorporation)            File Number)        Identification No.)


                  10889 WILSHIRE BOULEVARD
                  LOS ANGELES, CALIFORNIA                      90024
          (Address of principal executive offices)          (ZIP code)


               Registrant's telephone number, including area code:
                                 (310) 208-8800



================================================================================

Item 4.   Changes in Registrant's Certifying Accountant
------    ---------------------------------------------

     Effective June 10, 2002, the Occidental Petroleum Corporation Pension and Retirement Plan Administrative Committee decided no longer to engage Arthur Andersen LLP ("Arthur Andersen" or "AA") as the independent public accountants for the Occidental Petroleum Corporation Savings Plan (the "OPC Plan"), including by merger on December 31, 2001, the Occidental Chemical Corporation Savings and Investment Plan (the "OCC Plan") and by merger on February 28, 2002, the Oxy Vinyls, LP Savings Plan (the "OVLP Plan") and engaged KPMG LLP ("KPMG") to serve as the independent public accountants for the OPC Plan for the fiscal year 2002 and, for the OVLP Plan, for fiscal years 2001 and 2002.

     Arthur Andersen's audit reports on the financial statements of each of the OPC Plan and the OCC Plan for each of the fiscal years ended December 31, 2001 and 2000 and the OVLP Plan for each of the fiscal years ended December 31, 2000 and 1999 did not contain an adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles.

     During the two fiscal years ended December 31, 2001 and 2000 with respect to the OPC Plan and the OCC Plan, as applicable, and the two fiscal years ended December 31, 2000 and 1999 with respect to the OVLP Plan and the subsequent interim period preceding the decision to change independent public accountants, there were no disagreements with Arthur Andersen on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure which, if not resolved to AA's satisfaction would have caused them to make reference to the subject matter of the disagreement in connection with the audit reports on such Plans' financial statements for such years, and there were no reportable events as defined in Item 304(a)(1)(v) of Regulation S-K.

     Occidental Petroleum Corporation provided Arthur Andersen with a copy of the foregoing disclosures. Attached as Exhibit 16.1 is a copy of AA's letter, dated June 12, 2002, stating its agreement with such statements.

     In the years ended December 31, 2001 and 2000 and through the date hereof in the case of the OPC Plan and the OCC Plan and in the years ended December 31, 2000 and 1999 and through the date hereof in the case of the OVLP Plan, none of the OPC Plan, the OCC Plan nor the OVLP Plan consulted KPMG with respect to the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the financial statements of such Plan, or any other matters or reportable events as set forth in Items 304(a)(2)(i) and (ii) of Regulation S-K.


Item 7.   Financial Statements, Pro Forma Financial Information and Exhibits
------    ------------------------------------------------------------------

          (c)  Exhibits

               16.1 Letter from Arthur Andersen LLP to the Securities and Exchange Commission dated June 12, 2002.

                                    SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   OCCIDENTAL PETROLEUM CORPORATION
                                             (Registrant)




DATE:    June 12, 2002             S. P. Dominick, Jr.
                                   ---------------------------------------------
                                   S. P. Dominick, Jr., Member of the Occidental
                                   Petroleum Corporation Pension and Retirement
                                   Plan Administrative Committee

                                  EXHIBIT INDEX


Exhibit No.                                  Description
-----------                                  -----------

    16.1 Letter from Arthur Andersen LLP to the Securities and Exchange Commission dated June 12, 2002.